UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 10, 2010

MPG OFFICE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

213-626-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.02	Termination of a Material Definitive Agreement.

On November 10, 2010, Nelson C. Rising notified MPG Office Trust, Inc. (the “Company”) of his resignation from his positions as President and Chief Executive Officer of the Company and as a member of its Board of Directors, effective as of November 15, 2010. Mr. Rising currently serves on the Company’s Finance Committee, and that service will also terminate as of November 15, 2010. Mr. Rising furnished the Company with a letter of resignation dated November 10, 2010 that describes the reasons for his resignation, which is filed as Exhibit 99.1 to this report.

Mr. Rising is employed by the Company pursuant to an employment agreement effective as of May 17, 2008, which was filed with the Securities and Exchange Commission on May 19, 2008 as Exhibit 10.1 to the Company’s Current Report on Form 8-K. The resignation is not deemed a termination by the Company without “cause” or by Mr. Rising for “good reason” for purposes of Mr. Rising’s employment agreement with the Company. As such, the Company will not be responsible for any cash severance, and Mr. Rising will forfeit the unvested restricted stock units and dividend equivalents that he currently holds. Other than the confidentiality and non-solicitation covenants, which survive, effective as of November 15, 2010 Mr. Rising’s employment agreement will terminate.

Section 5 — Corporate Governance

Item 5.02	Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described above, effective November 15, 2010, Nelson C. Rising will resign from his positions as President and Chief Executive Officer of the Company and as a member of the Company’s Board of Directors and its Finance Committee.

Pursuant to the Company’s Bylaws, effective as of November 15, 2010, Paul M. Watson, the Chairman of the Company’s Board of Directors, will serve as interim Chief Executive Officer until such time as a new Chief Executive Officer is named.

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.

On November 11, 2010, the Company issued a press release, a copy of which is furnished as Exhibit 99.2 herewith.

Exhibit 99.2 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Letter of resignation dated November 10, 2010

99.2**	Press release dated November 11, 2010

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/S/ JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated: As of November 12, 2010